                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
           BY RULE 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section240.14a-11(c) or
           Section240.14a-12

                                     ZORAN CORPORATION
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.

           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                               ZORAN CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 29, 2001

                            ------------------------

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of Zoran Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company at 3112 Scott Boulevard, Santa Clara, California on June 29, 2001 at 2:00 p.m. for the following purposes:

    1.  To elect five (5) directors.

    2. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares.

    3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the year ending December 31, 2001.

    4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

    Stockholders of record at the close of business on April 27, 2001 shall be entitled to vote at the meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company's principal offices located at 3112 Scott Boulevard, Santa Clara, California.

                                          By order of the Board of Directors

                                          DENNIS C. SULLIVAN
                                          SECRETARY

Santa Clara, California
May 29, 2001

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               ZORAN CORPORATION
                              3112 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of Zoran Corporation, a Delaware corporation ("Zoran" or the "Company"), for use at the Annual Meeting of Stockholders to be held June 29, 2001 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company, 3112 Scott Boulevard, Santa Clara, California. The Company's principal executive offices are located at 3112 Scott Boulevard, Santa Clara, California. Its telephone number at that address is (408) 919-4111.

    These proxy solicitation materials are being mailed on or about May 29, 2001 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

    Stockholders of record at the close of business on April 27, 2001 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 17,482,054 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

    The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors. Each stockholder is entitled to one vote for each share of stock held by him or her on all matters.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to stockholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    The Company's bylaws require advance notice of any stockholder proposals to be brought before a stockholders' meeting. Under the bylaws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting must be received at the Company's principal executive offices not less than 120 calendar days in advance of the anniversary of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made.

    Accordingly, proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company no later than January 29, 2002. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission (the "SEC").

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    A board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. All of the nominees are currently directors of the Company.

    If elected, Management's nominees will serve as directors until the Company's next Annual Meeting of Stockholders and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable to serve for any reason, or if another vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as management may designate.

    If a quorum is present and voting, the five nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority (i.e., "broker non-votes") will be counted as present for purposes of determining if a quorum is present.

    The table below sets forth, for the current directors, certain information with respect to age and background. The nominees for election as director at the Annual Meeting are Messrs. Gerzberg, Galil, Meindl, Stabenow and Young.

NAME OF NOMINEE                 AGE                     PRINCIPAL OCCUPATION                 DIRECTOR SINCE
---------------               --------   --------------------------------------------------  --------------
Levy Gerzberg...............     56      President and Chief Executive Officer of the             1981
                                         Company

Uzia Galil..................     76      Chairman of the Board of Directors, Uzia                 1983
                                         Initiative and Management, Ltd.

James D. Meindl.............     68      Professor of Microelectronics, Georgia Institute         1986
                                         of Technology

Arthur B. Stabenow..........     62      Private Investor                                         1990

Philip M. Young.............     61      General Partner, U.S. Venture Partners                   1986

    LEVY GERZBERG was a co-founder of Zoran in 1981 and has served as our President and Chief Executive Officer since December 1988 and as a Director since 1981. Dr. Gerzberg also served as our President from 1981 to 1984 and as our Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding Zoran, Dr. Gerzberg was Associate Director of Stanford University's Electronics Laboratory. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel.

    UZIA GALIL has been a director of Zoran since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil currently serves as President and Chief Executive Officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with mobil communication, electronic commerce and medical informatics, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as President and Chief Executive Officer of Elron Electronic Industries Ltd., an Israeli high technology holding company, where he also served as Chairman of the Board. From January 1981 until leaving Elron, Mr.Galil also served as Chairman of the Board of Directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the Boards of Directors of Elbit Systems Ltd., a defense electronics affiliate of Elron, and all other private companies held in the Elron portfolio. Mr. Galil currently serves as a member of the Boards of Directors of Orobotech Ltd., NetManage Inc. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion.
Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, and an honorary doctorate from the Ben-Gurion University of the Negev in Israel. Mr. Galil is also a recipient of the Israel Prize.

    JAMES D. MEINDL has been a director of Zoran since March 1986. Dr. Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Dr. Meindl served as Provost and Senior Vice President of Academic Affairs at Renssalaer Polytechnic Institute. Prior thereto, Dr. Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Dr. Meindl is also a director of SanDisk, Inc. and DMC Stratex.


    ARTHUR B. STABENOW has been a director of Zoran since November 1990.
Mr. Stabenow has been principally engaged as a private investor since
January 1999. From March 1986 to January 1999 Mr. Stabenow was employed as Chief Executive Officer of Micro Linear Corporation, a semiconductor company.
Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.


    PHILIP M. YOUNG has been a director of Zoran since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of The Immune Response Corporation, Vical Incorporated, Compugen, Ltd., Aerogen, Inc. and 3Dfx Interactive, Inc.

BOARD MEETINGS AND COMMITTEES


    The Board of Directors of the Company held eight meetings during the year ended December 31, 2000. The Board of Directors has a Compensation Committee and an Audit Committee. During the year ended December 31, 2000, no incumbent director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and
(ii) all meetings of committees of the Board on which such director served.


    The Compensation Committee, which consists of Uzia Galil and Arthur B. Stabenow, is responsible for reviewing the performance of the officers of the Company and making recommendations to the Board concerning salaries and incentive compensation for such officers. The Compensation Committee held three meetings during the year ended December 31, 2000.

    The Audit Committee, which consisted of Arthur B. Stabenow and James D. Meindl during fiscal year 2000, is responsible for reviewing the Company's financial statements and significant audit and accounting practices with the Company's independent auditors and making recommendations to the Directors with respect thereto. The Audit Committee held four meetings during the year ended December 31, 2000.

    The Board of Directors appointed a Nominating Committee in January 2001. The Nominating Committee currently consists of Uzia Galil, James D. Meindl, Arthur
B. Stabenow and Philip M. Young. The Nominating Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates. Stockholders may nominate one or more persons for election as directors at a meeting only if timely notice of such nomination has been given in writing to the Secretary of the Company in accordance with the Company's bylaws. Nominations of Stockholders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company at its principal executive offices no later than January 29, 2002.

                        PRINCIPAL STOCKHOLDERS AND SHARE
                            OWNERSHIP BY MANAGEMENT

    The following table sets forth certain information known to the Company relating to the beneficial ownership of the Company's Common Stock, as of March 31, 2001, by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;
(ii) each executive officer named in the tables set forth under "Executive Compensation"; (iii) each director; and (iv) all executive officers and directors as a group:

                                                                NUMBER OF SHARES
BENEFICIAL OWNER                                              BENEFICIALLY OWNED(1)   PERCENT(1)
----------------                                              ---------------------   ----------
Entities affiliated with AIM Management Group Inc.(2) ......        2,363,800            13.5%
  11 Greenway Plaza, Suite 100
  Houston, TX 77046

Entities affiliated with Capital Group International,               1,922,950            11.0%
  Inc.(3) ..................................................
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025

Firsthand Capital Management, Inc. and Kevin M.                     1,349,300             7.7%
  Landis(4) ................................................
  125 South Market
  San Jose, CA 95113

Capital International, Inc.(5) .............................        1,238,950             7.1%
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025

Emerging Markets Growth Fund, Inc.(6) ......................        1,057,402             6.1%
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025

Levy Gerzberg, Ph.D.(7).....................................          448,360             2.5%

Isaac Shenberg, Ph.D.(8)....................................          155,396               *

Aharon Aharon(9)............................................          147,104               *

Karl Schneider(10)..........................................          105,475               *

Uzia Galil(11)..............................................           55,449               *

James D. Meindl, Ph.D.(12)..................................           40,547               *

Philip M. Young(13).........................................           45,295               *

Arthur B. Stabenow(14)......................................           42,081               *

All directors and executive officers as a group                     1,039,707             5.6%
  (8 persons)...............................................

------------------------

  *  Represents less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after March 31, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Stock Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Based on a Schedule 13G filed by AIM Management Group, Inc. on January 10, 2001. Includes certain shares owned by AIM Advisors, Inc. and AIM Capital Management, Inc. Both AIM Advisors, Inc. and AIM Capital Management, Inc. are wholly-owned subsidiaries of AIM Management Group Inc.

 (3) Based on a Schedule 13G/A filed by Capital Group International, Inc. on February 12, 2001. Includes 1,238,950 shares owned by Capital International, Inc. and 1,057,402 shares owned by Emerging Markets Growth Fund, Inc. Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities. The total number of shares listed as held by Capital Group International, Inc. excludes any shares held by its subsidiaries because it does not have any voting or investment power over those securities and because it disclaims beneficial ownership over these securities. The investment management companies, which include a "bank" as defined in Section 3(a)6 of the Securities Exchange Act of 1934 (the "Act") and several investment advisors registered under
     Section 203 of the Investment Advisors Act of 1940, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital Group International, Inc. does not have investment power or voting power over any of the securities reported above; however, Capital Group
     International, Inc. may be deemed to "beneficially" own" such securities by virtue of Rule 13d-3 under the Act. Capital International, Inc., an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 is deemed to be the beneficial owner of 1,238,950 shares of Common Stock as a result of acting as investment adviser to various investment companies and institutional accounts. Emerging Markets Growth Fund, Inc., an investment company registered under the Investment Company Act of 1940, is advised by Capital International, Inc.

 (4) Based on a Schedule 13G filed by Firsthand Capital Management, Inc. on February 14, 2001. Firsthand Capital Management, Inc. is an Investment Adviser registered under the Investment Advisers Act of 1940, as amended, and a control person of the Adviser, respectively. Mr. Landis disclaims beneficial ownership as to all shares beneficially owned for Section 13(g) filing purposes by Firsthand Capital Management, Inc., an investment adviser.

 (5) Based on a Schedule 13G/A filed by Capital Group International, Inc. on February 12, 2001. Capital International, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of the shares as a result of acting as investment adviser to various investment companies and institutional accounts. Capital International Research and Management, Inc. is doing business as Capital International, Inc.

 (6) Based on a Schedule 13G/A filed by Capital Group International, Inc. on February 12, 2001. Emerging Markets Growth Fund, Inc., an investment company registered under the Investment Company Act of 1940, is advised by Capital International, Inc.

 (7) Includes immediately exercisable options to purchase 421,323 shares of common stock.

 (8) Includes immediately exercisable options to purchase 155,785 shares of common stock.

 (9) Includes immediately exercisable options to purchase 146,000 shares of common stock.

 (10) Includes immediately exercisable options to purchase 102,800 shares of common stock.

 (11) Includes 3,008 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes immediately exercisable options to purchase 44,000 shares of common stock.

 (12) Includes 222 shares held jointly with Dr. Meindl's spouse and 1,125 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes immediately exercisable options to purchase 39,200 shares of common stock.

 (13) Includes immediately exercisable options to purchase 45,266 shares of common stock.

 (14) Includes immediately exercisable options to purchase 29,000 shares of common stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under
Section 16(a).

    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth information concerning the compensation received for services rendered to the Company during the years ended
December 31, 1998, 1999 and 2000 by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose total salary and bonus for such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                        ANNUAL COMPENSATION    ---------------
                                                        --------------------   OPTIONS GRANTED    ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY(1)    BONUS        (SHARES)       COMPENSATION
---------------------------                  --------   ---------   --------   ---------------   ------------
Levy Gerzberg, Ph.D. ......................    2000     $318,664    $180,000        90,000          $   258(2)
  President and Chief                          1999     $300,011    $225,000        55,000          $   237(2)
  Executive Officer                            1998     $294,270          --       231,666          $   154(2)

Isaac Shenberg, Ph.D. .....................    2000     $168,850    $ 55,957        40,000          $44,050(3)
  Senior Vice President, Business              1999     $155,167    $ 55,000        20,000          $36,117(3)
  and Strategic Development                    1998     $152,574          --        55,000          $24,430(3)

Aharon Aharon .............................    2000     $195,845    $ 70,000        50,000          $   171(2)
  Senior Vice President and Chief              1999     $180,519    $ 72,000        30,000          $53,377(2)(3)(4)
  Operating Officer                            1998     $161,582          --       110,000          $28,652(3)

Karl Schneider(5) .........................    2000     $164,656    $ 50,400        30,000          $   167(2)
  Vice President, Finance and Chief            1999     $158,653    $ 50,000        15,000          $   153(2)
  Financial Officer                            1998     $122,152          --        50,000          $   125(2)


------------------------

(1) Includes amounts (if any) deferred under the Company's 401(k) Plan.

(2) Represents premiums paid by the Company with respect to term life insurance for the benefit of Dr. Gerzberg and Messrs. Aharon and Schneider.

(3) Consists of (i) premiums paid by the Company under an insurance policy that covers certain severance and other benefits that may be payable to the Named Executive Officer and (ii) contributions by the Company toward a continuing education fund for his benefit. The Company paid an insurance premium for the benefit of Dr. Shenberg in the amount of $29,889 in 2000. The Company paid insurance premiums for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of $24,507, and $24,695, in 1999 respectively, and $21,080 and $25,300, respectively, in 1998. The Company also made a continuing education contribution for the benefit of Dr. Shenberg in the amount of $14,161 in 2000. In addition, the Company made continuing education contributions for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of 11,610 and 3,373, respectively, in 1999, and $3,350 and $3,352, respectively, in 1998.

(4) Represents payment of accrued vacation upon relocation to main corporate offices in the amount $25,139.

(5) Mr. Schneider joined the Company as an employee in January 1998 and became an executive officer in July 1998. The reported compensation for 1998 includes compensation earned by Mr. Schneider during the full fiscal year.

OPTION GRANTS

    The following table sets forth information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 2000 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS IN FISCAL 2000
                                   ------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                                 % OF TOTAL                                   AT ASSUMED ANNUAL RATES
                                   NUMBER OF      OPTIONS                                         OF STOCK PRICE
                                   SECURITIES    GRANTED TO                                      APPRECIATION FOR
                                   UNDERLYING   EMPLOYEES IN                                      OPTION TERM(1)
                                    OPTIONS        FISCAL       EXERCISE OR    EXPIRATION   ---------------------------
              NAME                  GRANTED       YEAR(2)      BASE PRICE(3)      DATE           5%            10%
---------------------------------  ----------   ------------   -------------   ----------   ------------   ------------
Levy Gerzberg, Ph.D..............    90,000          6.9%          $41.00        7/28/10     $2,320,621     $5,880,910

Isaac Shenberg, Ph.D.............    40,000          3.1%          $41.00        7/28/10     $1,031,387     $2,613,738

Aharon Aharon....................    50,000          3.8%          $41.00        7/28/10     $1,289,234     $3,267,172

Karl Schneider...................    30,000          2.3%          $41.00        7/28/10     $  773,540     $1,968,303

------------------------

(1) Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Securities and Exchange Commission's rules, and do not represent the Company's estimate or projection of future Common Stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company, overall market conditions and the optionees' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

(2) The Company granted options to purchase an aggregate of 1,307,050 shares of Common Stock during the year.

(3) All options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

(4) The option is fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original purchase price upon the optionee's termination as an employee. The shares vests in 48 equal monthly installments from the date of grant.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table sets forth information concerning the stock options held as of December 31, 2000 by the Named Executive Officers:

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                                            VALUE OF UNEXERCISED
                                                      SHARES UNDERLYING UNEXERCISED             IN-THE-MONEY
                            SHARES                     OPTIONS AT DECEMBER 31, 2000       AT DECEMBER 31, 2000(1)
                          ACQUIRED ON      VALUE      ------------------------------   ------------------------------
NAME                       EXERCISE     REALIZED(2)   EXERCISABLE(3)   UNEXERCISABLE   EXERCISABLE(3)   UNEXERCISABLE
----                      -----------   -----------   --------------   -------------   --------------   -------------
Levy Gerzberg, Ph.D.....     80,000     $ 3,807,314      371,323               --        $2,163,648             --
Isaac Shenberg, Ph.D....     10,000     $   445,270      125,785               --        $  764,330             --
Aharon Aharon...........     45,500     $ 1,987,183      111,000               --        $  296,360             --
Karl Schneider..........      9,200     $   472,352       77,800               --        $  313,568             --


------------------------

(1) Based on the closing price of $15.50, as reported on the Nasdaq National Market on December 29, 2000.

(2) Based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of exercise. The executive officer's actual value realized may be different.

(3) All options are fully exercisable, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Options (or shares issued upon exercise thereof) vest over a period of four years from the date of grant.

COMPENSATION OF DIRECTORS

    Directors receive quarterly fees of $3,000 as compensation for their services as members of the Board of Directors. In addition, directors receive fees of $500 for each Board or committee meeting attended.

    The Company's 1995 Outside Directors Stock Option Plan (the "Directors Plan") provides for formula-based grants of options to non-employee directors. Under the Directors Plan, each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (an "Initial Option") on the date on which such person first becomes a non-employee director of the Company. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term is granted an additional option to purchase 4,800 shares of Common Stock (an "Annual Option") if, on such date, he has served on the Board of Directors for at least six months. The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number of shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted under the Directors Plan have a term of ten years.


    During 2000, Arthur B. Stabenow received an additional nonstatutory stock option to purchase 5,000 shares of Common Stock under the Company's 1993 Stock Option Plan, in consideration of his service on a special committee of the Board of Directors that reviews and consults with senior management on management organization. This option vests over a one-year period in four equal quarterly installments following the grant date. The option has a term of ten years.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

    The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the semiconductor industry, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses salary, bonuses and stock options to meet these goals.

FORMS OF COMPENSATION

    The Company provides its executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in the Company's industry.

    BASE SALARY. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

    BONUSES. It is the policy of the Company that a substantial component of each officer's potential annual compensation take the form of a performance-based bonus. Bonus payments to officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on the financial performance of the Company and the achievement of the officer's individual performance objectives. The Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

    LONG-TERM INCENTIVES. Longer term incentives are provided through the 1993 Stock Option Plan, which rewards executives and other employees through the growth in value of the Company's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of the Company's Common Stock on the date of grant and will provide value to the executive officers only when the price of the Common Stock increases over the exercise price.

2000 COMPENSATION

    Compensation for the Chief Executive Officer and other executive officers for 2000 was set according to the Company's established compensation policy described above. At the end of fiscal 2000, the Company paid bonuses to the Company's executive officers, including a cash bonus of $180,000 to Dr. Gerzberg. These payments were based upon the Company's successes in 2000 in the execution of its operating and strategic plan, including substantial growth in revenue and operating income, the individual executives' contributions to these successes and the overall performance of the Company and the individual officers' performance with respect to certain specific operational and strategic objectives.


                                          EXECUTIVE COMMITTEE


                                          Uzia Galil
                                          Arthur B. Stabenow

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.


    During fiscal year 2000, the Audit Committee consisted of two directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.


    The Committee has discussed and reviewed with the auditors all matters required to be discussed Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

    The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

    Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          Arthur B. Stabenow
                                          James D. Meindl

                               PERFORMANCE GRAPH


    Set forth below is a graph indicating cumulative total return at December 31, 1996, 1997, 1998, 1999 and 2000 on $100 invested, alternatively, in the Company's Common Stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 29, 1995 (the last trading day during that year).



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                               ZORAN CORPORATION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LEGEND

                         CRSP TOTAL RETURNS INDEX FOR:
                                                                 Nasdaq Electronic
                  ZORAN                   Nasdaq Stock           Components Stocks
            CORPORATION          Market (US Companies)  SIC 3670-3679 US & Foreign
12/29/1995       $100.0                         $100.0                      $100.0
12/31/1996        $86.7                         $123.0                      $173.2
12/31/1997        $58.1                         $150.7                      $181.6
12/31/1998        $84.3                         $212.5                      $280.5
12/31/1999       $268.7                         $394.8                      $521.6
12/29/2000        $74.7                         $237.4                      $428.6

NOTES: A. The lines represent monthly index levels derived from compounded daily returns that include all dividends. B. The indexes are reweighted daily, using the market capitalization on the previous trading day. C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used. D. The index level for all series was set to $100 on 12/29/1995.

                                 PROPOSAL NO. 2
                 AMENDMENT TO 1995 EMPLOYEE STOCK PURCHASE PLAN

    At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's Amended and Restated 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares to a total of 550,000 shares. The Purchase Plan provides for the purchase of the Company's Common Stock by employees of the Company and any subsidiaries designated by the Board. Management believes that the Purchase Plan is an important factor in attracting and retaining qualified employees essential to the success of the Company. As of March 31, 2001, a total of 328,273 shares of the Company's Common Stock had been issued under the Purchase Plan, leaving 171,727 shares available for issuance.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

    The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

    GENERAL

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Each participant in the Purchase Plan is granted, at the beginning of each offering under the plan (an "Offering"), the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each purchase period within the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

    SHARES SUBJECT TO PURCHASE PLAN

    Currently, a maximum of 500,000 of the Company's authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the Company's capital structure or in the event of any merger, sale of assets or other reorganization of the Company. Subject to stockholder approval, the Board has amended the Purchase Plan to increase the share reserve to 550,000 shares. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

    ADMINISTRATION

    The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

    ELIGIBILITY

    Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of March 31, 2001, 286 employees were eligible to participate in the Purchase Plan. During the fiscal year ended December 31, 2000, Messrs. Gerzberg, Shenberg, Aharon and Schneider purchased 2528 shares, 1908 shares, 2199 shares, and 1485 shares, respectively, under the Purchase Plan and all current executive officers as a group and all current employees who are not executive officers (including officers who are not executive officers) as a group purchased 8,120 shares and 81,711 shares, respectively, under the Purchase Plan. During that fiscal year, no nominee for election as a director other than Dr. Gerzberg was eligible to participate in the Purchase Plan.

    OFFERINGS

    Generally, each Offering of Common Stock under the Purchase Plan is for a period of 24 months (an "Offering Period"). Offering Periods under the Purchase Plan are overlapping, with a new Offering Period beginning every six months. However, employees may only participate in one Offering at a time. Offering Periods generally commence on the first day of May and November of each year (an "Offering Date") and end on the last day of the second following April and October, respectively. Each Offering Period is generally comprised of four six-month purchase periods ("Purchase Periods"). Shares are purchased on the last day of each Purchase Period ("Purchase Dates"). The Board may establish a different term for one or more Offerings (not to exceed 27 months) or Purchase Periods or different commencement or ending dates for an Offering or a Purchase Period.

    PARTICIPATION AND PURCHASE OF SHARES

    Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions, which may not exceed 10% of compensation for each pay period during an Offering or such other rate as the Board determines. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering until such time as the employee ceases to be an eligible employee, withdraws from the Purchase Plan, or terminates employment.

    The Purchase Plan provides that each participant in an Offering has a maximum Purchase Right equal to the lesser of: (a) the number of whole shares determined by dividing $50,000 by the fair market value of a share of Common Stock on the Offering Date or (b) 5,000 shares, subject to certain limitations. These dollar and share amounts are pro-rated for any Offering Period that is less than 23 1/2 months or more than 24 1/2 months in duration. Notwithstanding any other provision of the Purchase Plan, no participant may purchase under the Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the Offering Date).

    At the end of each Purchase Period, a participant acquires the number of shares of the Company's Common Stock determined by dividing the total amount of payroll deductions from the participant's compensation during the Purchase Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for the Offering. The purchase price per share at which the shares are sold under the Purchase Plan generally equals 85% of the lesser of the fair market value of a share of Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares are returned to the participant, except for an amount insufficient to purchase another whole share, which amount may be applied to the next Offering Period or Purchase Period.

    A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

    TRANSFER OF CONTROL

    The Purchase Plan provides that, in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), the acquiring or successor corporation may assume the Company's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the next Purchase Date to a date on or before the date of the Transfer of Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Transfer of Control will terminate.

    TERMINATION OR AMENDMENT

    The Purchase Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance under the Purchase Plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of the Company's stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan or changing the definition of the corporations that may be designated for inclusion in the Purchase Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

    A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of the Company's Common Stock under the terms of the Purchase Plan so long as it qualifies under
Section 423 of the Code. If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than twelve months, otherwise it will be short-term.

    If the participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or
(ii) 15% of the fair market value of the shares on the first day of the applicable Offering. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

    If the participant still owns the shares at the time of death, ordinary income will be recognized in the year of death equal to the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the Offering in which the shares were purchased.

    The Company should be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed to the Company.


VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION



    The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.


    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the year ending December 31, 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

    The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by PricewaterhouseCoopers LLP:


Audit Fees..................................................  $157,200
Financial Information Systems Design and Implementation
  Fees......................................................  $     --
All Other Fees..............................................  $311,584


    The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing tax and acquisition services and other non-audit services to the Company and has concluded that such services are compatible with PricewaterhouseCooper's independence as the Company's auditors.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 29, 2001

                                   APPENDIX A

                               ZORAN CORPORATION
                     CHARTER OF THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS

I.  STATEMENT OF POLICY

    This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of Zoran Corporation (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

    - Review and appraise the audit efforts and independence of the Company's auditors.

    - Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.  ORGANIZATION AND MEMBERSHIP REQUIREMENTS

    The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

    - is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

    - is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

    - has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation);

    - has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

    - is not an executive of another entity on whose Compensation Committee any of the Company's current executives serves.

    All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

    The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

    The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV.  PROCESSES

    To fulfill its responsibilities and duties the Committee shall:

    A.  DOCUMENTS/REPORTS TO REVIEW

       1. Review and reassess the Charter's adequacy periodically, as conditions dictate.

       2. Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

       3. Review the regular Management Letter to management prepared by the independent auditors and management's response.

       4. Review related party transactions for potential conflicts of interests.

       5. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's
           Form 10-Ks and Form 10-Qs. These meetings should include a discussion of the independent auditors, judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

       6. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

    B.  INDEPENDENT AUDITORS

       1. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

       2. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

       3. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

       4. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

       5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

    C.  FINANCIAL REPORTING PROCESSES

       1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

       2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       3. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

    D.  PROCESS IMPROVEMENT

       1. Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

       2. Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

       3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

       4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

       5. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

    E.  ETHICAL AND LEGAL COMPLIANCE

       1. Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.

       2. Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

       3. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

       4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

       5. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

       6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

       7. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

                               ZORAN CORPORATION

                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on the Company's books on April 27, 2001 at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3112 Scott Blvd., Santa Clara, CA 95054 at 2:00 p.m. on June 29, 2001, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

     The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

     The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and
(c) Annual Report to Stockholders for the fiscal year ending December 31, 2000.

                         (TO BE SIGNED ON REVERSE SIDE)

/X/ Please mark your
    votes as in this
    example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND
                             FOR PROPOSALS 2, AND 3.


                                           FOR  WITHHELD
1. Election of the five (5) directors      / /    / /
 to the Board of Directors.

FOR ALL NOMINEES EXCEPT AS FOLLOWS:

---------------------------------

NOMINEES: Levy Gerzberg
          Uzia Galil
          James D. Meindl
          Arthur B. Stabenow
          Philip M. Young



                                            FOR    AGAINST    ABSTAIN
                                            / /      / /        / /
2. To approve an amendment to the
   1995 Employee Stock Purchase Plan to
   increase the number of shares of
   Common Stock reserved for issuance
   thereunder by 50,000 shares.

                                            / /      / /        / /
3. To ratify the appointment of
   PricewaterhouseCoopers LLP as
   independent accountants of the
   Company for the fiscal year ending
   December 31, 2001.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

Signature:                  Date:          Signature:                Date:
          ----------------       ---------           ---------------      -----

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.